ADVANCES TO SUPPLIERS, NET - THIRD PARTY	12 Months Ended
Dec. 31, 2015
ADVANCES TO SUPPLIERS, NET - THIRD PARTY [Abstract]
ADVANCES TO SUPPLIERS, NET - THIRD PARTY

9. ADVANCES TO SUPPLIERS, NET – THIRD PARTY

	As of December 31,
	2014	2015
	RMB	RMB
Advances to suppliers - current	87,647,202	258,114,710
Provision for advances to suppliers	(6,724,857)	(6,724,857)
Advances to suppliers, net	80,922,345	251,389,853

The Group's advance payments to suppliers with purchase contracts with term of more than one year were made to two major suppliers, Hoku Materials, Inc. ("Hoku"), a fully owned subsidiary of Hoku Corporation (formerly known as "Hoku Scientific, Inc.") and Wuxi ZhongCai Technologies Co., Ltd., ("Wuxi Zhongcai") respectively in 2012. The Group previously entered into long-term polysilicon supply agreements with each of Hoku and Wuxi Zhongcai. As a result of continuing significant decline in the polysilicon purchase price and the adverse developments in those suppliers' operations during 2012, including the suspension of their productions, the Group made full provision of RMB223,043,440 for the full outstanding balances of inventory purchase prepayment made to those two suppliers under long-term polysilicon supply contracts during the year ended December 31, 2012. The Group wrote off the provision of RMB223,043,440 during the year ended December 31, 2014 and no longer has any advances with these two suppliers. The Company recorded provisions of RMB2,694,857 and nil against advances with other suppliers for the years ended December 31, 2014 and 2015, respectively.

As of December 31, 2014 and 2015, advances to suppliers with term of less than 1 year mainly represent payments for procurement of recoverable silicon materials, virgin polysilicon and solar cells and the Group has delivery plan with the respective suppliers to receive the materials in the next twelve months.